UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2024
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EQT Exeter Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	333-273163 (Commission File Number)	88-4108741 (I.R.S. Employer Identification Number)
Five Radnor Corp Center, 100 Matsonford Road, Suite 250 Radnor, PA 19087
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (610) 828-3200

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement
Purchase and Sale Agreement for Georgetown Property
On March 20, 2024, EQT Exeter Real Estate Income Trust, Inc. (the “Company”), through an indirect subsidiary (the “Buyer”), acquired a 449,642 square foot light manufacturing and distribution warehouse facility on approximately 54.53 acres of land in Georgetown, Texas (the “Georgetown Property”). The Georgetown Property, constructed in 2023, is 100% leased to a single tenant. On December 21, 2023, Exeter Property Group, LLC, the Company’s external adviser (the “Adviser”), entered into a purchase and sale agreement (as subsequently amended) with Longhorn Junction Owner (TX), LP (the “Seller”), an affiliate of Portman Holdings, to acquire the Georgetown Property. On March 20, 2024, the Adviser assigned the purchase and sale agreement to the Buyer for $1.5 million, which was the amount of the deposit under the purchase and sale agreement. The Seller is not affiliated with the Company or the Adviser.
The purchase price of the Georgetown Property was approximately $60.9 million, exclusive of closing costs. The Company funded the acquisition of the Georgetown Property with proceeds from the initial sale of Class E units of EQT Exeter REIT Operating Partnership LP (the “Operating Partnership”) to EQT Exeter Holdings US, Inc. (“EQT Exeter Holdings”), an affiliate of the Company’s sponsor, EQT AB (the “Sponsor”), as described in Item 3.02 below.
Property Management Agreement
In connection with the acquisition of the Georgetown Property, on March 20, 2024, the Company, through the Buyer, entered into a property management agreement with Exeter Property Group Advisors, LLC (the “Property Manager”), an affiliate of the Adviser (the “Property Management Agreement”). The Property Management Agreement has a term through the end of the calendar year and will be renewed automatically for successive one-year periods unless terminated by either party giving notice to the other party not less than thirty (30) days prior to the expiration of the then-current term. Pursuant to the Property Management Agreement, the Company will pay the Property Manager management fees equal to the lesser of the then-current market rate for services provided and the amount of such fee per the terms of the tenant lease. The Company will also pay the Property Manager leasing commissions based on the then-current market rate; provided if the tenant is represented by a broker, the aggregate commissions would be no more than the then-current market rate. The Company will reimburse the Property Manager for all reasonable and actual expenditures.
Second Amended and Restated Limited Partnership Agreement of the Operating Partnership
On March 19, 2024, the Company entered into a Second Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amended Operating Partnership Agreement”) by and among the Company, EQRT Special Limited Partner LLC (the “Special Limited Partner”) and the other limited partners thereto in order to update certain terms related to the redemption of Class E units (i) issued to the Adviser and its affiliates and their officers and employees in connection with the Sponsor Committed Amount (defined below), (ii) issued in connection with the performance participation interest in the Operating Partnership (the “Performance Units”) and (iii) issued in lieu of management fees payable pursuant to the Advisory Agreement among the Company, the Operating Partnership and the Adviser (the "Management Fee Units”). Pursuant to the Amended Operating Partnership Agreement, subject to the lock-up restrictions set forth in the Sponsor Subscription Agreement (defined below), the Adviser and its affiliates and officers and employees of the Adviser and its affiliates shall have the right, at such person’s election, to require the Operating Partnership to redeem all or a portion of their respective Class E units that were acquired in connection with the Sponsor Committed Amount (“Sponsor Commitment Units”) on any repurchase date under the Company’s share repurchase plan (as amended from time to time, the “Share Repurchase Plan”) irrespective of the period the Sponsor Commitment Units have been held by them; provided, that the Operating Partnership may only redeem Sponsor Commitment Units on a repurchase date for cash if (i) the Company has first satisfied all stockholder repurchase requests under its Share Repurchase Plan that have been timely submitted and received in good order and (ii) the redemption of Sponsor Commitment Units will not cause the Company to exceed the 2% monthly and 5% quarterly limitations on aggregate repurchases (as established under the Share Repurchase Plan) treating all outstanding Operating Partnership units held by persons other than the Company as having been exchanged for shares of the Company as of the respective monthly and quarterly measurement dates for calculation of the 2% monthly and 5% quarterly limitations under the Share Repurchase Plan. The Amended Operating Partnership Agreement provides that any holder of Performance Units shall have the right, at such person’s election, to require the Operating Partnership to redeem all or a portion of their respective Performance Units on any repurchase date under the Share Repurchase Plan irrespective of the period the Performance Units have been held by such person; provided, that the Operating Partnership may only redeem Performance Units on a repurchase date for cash if the redemption of Performance Units will not cause the Company to exceed the 2% monthly and 5% quarterly limitations on aggregate repurchases (as established under the Share Repurchase Plan) treating all outstanding Operating Partnership units held by persons other than the Company as having been exchanged for shares of the Company as of the respective monthly and quarterly measurement dates for calculation of the 2% monthly and 5% quarterly limitations under the Share Repurchase Plan, provided further that if the Company in its discretion determines to repurchase fewer shares under the Share Repurchase Plan than have been requested in any particular month, or none at all, then corresponding limitations (including pro rations) will apply to the repurchase of Performance Units. The Amended Operating Partnership Agreement also provides that any holder of Management Fee Units shall have the right, at such person’s election, to require the Operating Partnership to redeem all or a portion of their respective Management Fee Units at any time irrespective of the period the Management Fee Units have been held by such person. For the avoidance of doubt, repurchases of Sponsor Commitment Units, Performance Units and Management Fee Units for shares of the Company’s Class E common stock will not be subject to the limitations above and are not subject to the Early Repurchase Deduction (as defined in the Share Repurchase Plan).
The Amended Operating Partnership Agreement also reflects the addition of Class A-I and Class A-II units of the Operating Partnership. The terms of the Special Limited Partner’s performance participation allocation is the same for Class A-I and Class A-II units as for Class T, Class S, Class D and Class I units.
Sponsor Subscription Agreement
The information set forth in Item 3.02 relating to the Sponsor Subscription Agreement (as defined below) is incorporated by reference herein.
Amended and Restated Advisory Agreement
On March 19, 2024, the Company entered into an Amended and Restated Advisory Agreement (the “Amended and Restated Advisory Agreement”) by and among the Company, the Operating Partnership and the Adviser. The Amended and Restated Advisory Agreement reflects the addition of the Class A-I and Class A-II shares and the different management fees associated with such shares. See Item 5.03 below regarding the designation of Class A-I and Class A-II shares. The Company will pay the Adviser a management fee of 0.50% of the aggregate NAV represented by the Company’s Class A-I shares per annum payable monthly in arrears and a management fee of 0.90% of the aggregate NAV represented by the Company’s Class A-II shares per annum payable monthly in arrears.
The Amended and Restated Advisory Agreement also modifies the previous Advisory Agreement to reflect that the Adviser will advance on the Company’s behalf certain of its general and administrative expenses through the earlier of (i) the first date that the aggregate NAV of the Company’s outstanding shares of common stock, along with the Operating Partnership units held by parties other than the Company, reaches $500 million and (ii) March 19, 2025, which is the first anniversary of the date on which the Company broke escrow in its public offering, rather than one year from the commencement of the public offering, as previously stated. The Amended and Restated Advisory Agreement clarifies that such advanced general and administrative expenses will be reimbursed by the Company in 60 equal monthly installments commencing with the first month following such date.
The Amended and Restated Advisory Agreement amends the organization and offering expenses payable or reimbursable by the Company to provide that the Company will pay or reimburse the Adviser or EQTE Brokerage LLC (the “Dealer Manager”) for expenses of employees of the Dealer Manager incurred in the performance of wholesaling activities in the Company’s offerings, including but not limited to business entertainment expenses, travel, meal and lodging expenses incurred in connection with attending retail seminars sponsored by selected dealers, meetings with selected dealers and potential selected dealers or other conferences in connection with the Company’s offerings. The Adviser continues to be responsible for the payment of wholesaling compensation expenses of persons associated with the Dealer Manager without reimbursement from the Company.
3.02 Unregistered Sale of Equity Securities
On March 19, 2024, the Company entered into a subscription agreement (the “Sponsor Subscription Agreement”) with EQT Exeter Holdings which permits the Company to issue and sell to EQT Exeter Holdings an aggregate of $200,000,000 in Class E shares of the Company’s common stock or Class E units of the Operating Partnership, or a combination thereof (the “Sponsor Committed Amount”), provided that EQT Exeter Holdings may invest a smaller amount to the extent the reduction is offset by investments by other affiliates of the Sponsor and their officers and employees. During the escrow period for the Company’s initial public offering, the purchase price for shares of the Company’s Class E common stock and Class E units of the Operating Partnership was $10.00 per share or unit, as applicable. After the close of the escrow period (which was March 19, 2024), the Class E shares and Class E units will be sold to EQT Exeter Holdings at the then-current transaction price, which will generally be the prior month’s net asset value (“NAV”) per share or unit for such class.

Pursuant to the Sponsor Subscription Agreement, EQT Exeter Holdings agreed to hold all Class E shares and Class E units it acquires in satisfaction of the Sponsor Committed Amount until the earlier of (i) the first date that the aggregate NAV of the Company’s outstanding shares of common stock, along with the Operating Partnership units held by parties other than the Company, reaches $1.0 billion and (ii) March 19, 2027, which is three years from the date of the initial investment by EQT Exeter Holdings. Following such date, EQT Exeter Holdings may request that the Company repurchase Class E shares and Class E units purchased in connection with the Sponsor Committed Amount; provided, that (1) the Company will only process repurchases of such Class E shares or Class E units for cash after all other stockholder repurchase requests under the Company’s Share Repurchase Plan have been processed, (2) repurchases of Class E shares for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases in the Share Repurchase Plan, and (3) upon a repurchase request, the Operating Partnership will repurchase Class E units for Class E shares or cash (at EQT Exeter Holdings’ election) unless the Board of Directors of the Company determines that any such repurchase for cash would be prohibited by applicable law or the Operating Partnership Agreement, in which case such Class E units will be repurchased for an amount of Class E shares with an aggregate NAV equivalent to the aggregate NAV of such Class E units; provided further, that repurchases of Class E units for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases in the Share Repurchase Plan treating all outstanding units of the Operating Partnership held by persons other than the Company as having been exchanged for shares of the Company as of the respective monthly and quarterly measurement dates for calculation of the 2% monthly and 5% quarterly limitations under the Share Repurchase Plan. For the avoidance of doubt, repurchases of Class E units for Class E shares will not be subject to the requirement that all other stockholder repurchase requests under the Share Repurchase Plan have been processed and will not be subject to the 2% monthly and 5% quarterly limitations on repurchases. Repurchases of Class E shares and Class E units acquired in connection with the Sponsor Committed Amount will not be subject to the Early Repurchase Deduction (as defined in the Share Repurchase Plan).
Also pursuant to the Sponsor Subscription Agreement, with respect to any Class E shares acquired in connection with the Sponsor Committed Amount (or received upon conversion of Class E units of the Operating Partnership acquired in connection with the Sponsor Committed Amount), within six months after a listing of any class of common shares of the Company on a national securities exchange, the Company will enter into a registration rights agreement with EQT Exeter Holdings for these shares, with terms mutually agreeable to the Company and EQT Exeter Holdings.
On March 19, 2024, pursuant to the terms of the Sponsor Subscription Agreement, the Operating Partnership issued 6,220,000 Class E units to EQT Exeter Holdings for an aggregate purchase price of $62,200,000, or $10.00 per unit. The offer and sale of Class E units to EQT Exeter Holdings is exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof in light of EQT Exeter Holdings’ status as an institutional accredited investor and its access to information concerning the Company’s and the Operating Partnership’s operations and the terms and conditions of their investments.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 20, 2024, the Company filed an Articles of Amendment (the “Articles of Amendment”) to its Articles of Amendment and Restatement, dated June 20, 2023 (the “Charter”) with the Maryland State Department of Assessments and Taxation (“SDAT”) to increase the number of shares of capital stock that the Company has authority to issue to 2,300,000,000 and the number of shares of common stock, par value $0.01 per share, that the Company has authority to issue to 2,200,000,000. Immediately following the filing of the Articles of Amendment, the Company filed with the SDAT Articles Supplementary (the “Articles Supplementary”) to the Charter, pursuant to which the Company classified and designated 50,000,000 authorized but unissued shares of Class A-I common stock and 50,000,000 authorized but unissued shares of Class A-II common stock.
The summary of each of the Articles of Amendment and Articles Supplementary set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the Articles of Amendment and Articles Supplementary, respectively, copies of which are filed herewith and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Articles of Amendment and Articles Supplementary did not amend, alter or modify any other terms or provisions of the Charter.
8.01 Other Events
Share Repurchase Plan Amendment
Effective as of March 18, 2024, the Board of Directors of the Company amended the Share Repurchase Plan to (i) reflect updates to the terms of repurchase of Class E shares or Class E units, which terms are discussed under Item 1.01, “Second

Amended and Restated Limited Partnership Agreement of the Operating Partnership” and Item 3.02 above and (ii) to reflect the addition of Class A-I shares and Class A-II shares.
The foregoing description of the amended Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the plan, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
Amended and Restated Distribution Reinvestment Plan
In connection with the designation of the Class A-I shares and Class A-II shares, effective as of March 18, 2024, the Board of Directors of the Company approved the Amended and Restated Distribution Reinvestment Plan to reflect the addition of Class A-I shares and Class A-II shares.

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment, filed March 20, 2024
3.2	Articles Supplementary, filed March 20, 2024
99.1	Share Repurchase Plan, effective as of March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 22, 2024	EQT Exeter Real Estate Income Trust, Inc.

		By:	/s/ J. Peter Lloyd
		Name:	J. Peter Lloyd
		Title:	Chief Financial Officer and Director